UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Quantitative Management Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Report to Shareholders

QM U.S. Small-Cap Growth Equity Fund	June 30, 2017

The views and opinions in this report were current as of June 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Domestic small-cap growth stocks produced solid returns in the first half of 2017. While volatility was relatively low, the market continued the rally sparked by the November 2016 presidential election of Donald Trump amid hopes for tax cuts and increased infrastructure spending—although neither has yet come to fruition. However, strong first-quarter corporate earnings and Trump administration moves to reduce regulations in various industries were supportive. The market advanced despite interest rate increases from the Federal Reserve, Trump’s domestic political controversies, and increased geopolitical tensions.

PERFORMANCE COMPARISON

Your fund returned 10.70% in the first six months of 2017. As shown in the Performance Comparison table, the fund outperformed the MSCI US Small Cap Growth Index by a solid margin but narrowly trailed its Lipper peer group index. (Performance for the Advisor and I Class shares will vary due to different fee structures and other factors.) Stock selection in several sectors, especially information technology and consumer discretionary, was the main factor behind the fund’s outperformance. Sector allocations generally had very little impact on relative performance, but underweighting the poor-performing energy sector was a plus. The main detracting factor was our stock selection in health care, but, still, our holdings produced excellent absolute returns.

The fund’s longer-term record versus its peers remained outstanding. Lipper ranked the QM U.S. Small-Cap Growth Equity Fund in the top quintile of the small-cap growth funds universe for the three-year period ended June 30, 2017. Lipper also ranked the fund in the top decile for the 5- and 10-year periods. We believe our longer-term record is a testament to the value of our quantitative approach to investing. Based on cumulative total return, Lipper ranked the fund 356 of 545, 97 of 487, 26 of 436, and 8 of 324 small-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2017, respectively. (Results may vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Most global stock indexes were strong in the first half of 2017. Many major macro indicators, such as purchasing managers’ indexes, show that most global economies are growing. Inflation seems to be well contained. The U.S. Federal Reserve increased interest rates twice this year—in March and in June—as inflation and economic growth trends are at a level where Fed officials felt that incremental reductions in monetary accommodation were appropriate. At the same time, most major non-U.S. central banks have hinted that monetary stimulus and quantitative easing measures would be tapered. While we have observed the impact of Fed rate increases in the past, it will be interesting to analyze the impact on U.S. interest rates once the Fed starts reducing the size of its balance sheet.

While cyclical and value stocks performed well in 2016, particularly during the fourth quarter, the first half of 2017 was characterized by substantial growth stock outperformance. In the small-cap growth universe, as measured by the MSCI US Small Cap Growth Index, almost all sectors produced positive returns. Health care stocks outperformed by a wide margin, despite Republicans’ failed attempts to repeal and replace the Affordable Care Act. Information technology stocks were also strong, but energy stocks lagged significantly. There has been some notable rotation between sectors and styles during the past 18 months. Part of this is due to the market reacting to changing views on future Federal Reserve policy moves, Chinese stimulus, and global oil supply trends.

OUR INVESTMENT APPROACH

The QM funds use a multifactor stock selection process to identify attractive stocks in our opportunity set—in this case, domestic small-cap growth stocks. Our stock selection approach reflects three of our quant team’s key investment convictions:

●

Stocks with lower valuations tend to outperform in every global universe. There are periods during the market cycle when stocks with lower valuations may underperform, but over time, the evidence for value outperformance is convincing.

●

Quality stocks outperform, in part because, historically, they have tended to experience more moderate declines in down markets. Limiting portfolio losses in market downturns facilitates compounding, leading to stronger portfolio growth over time.

●	Firms that are profitable and good allocators of capital should be able to outperform over the long term.

WHAT WE SEEK: VALUE AND QUALITY

While each T. Rowe Price QM fund has a customized stock selection process, we focus most on identifying attractive stocks by looking at valuation and quality. We also include metrics that measure the capital allocation decisions of corporate managements. There is also an emphasis on buying stocks that the market recognizes as experiencing a change; company earnings estimate revisions and price change (classified as momentum metrics in academic literature) are two of the metrics that capture market recognition. We weight valuation, cash flow generation, and capital allocation metrics heavily, which reflects our long-term orientation. We expect this should reduce our portfolio turnover and could help reduce taxable distributions. Finally, we tend to hold on to our winners rather than sell them too early.

In short, here are some of the most important factors we consider when ranking thousands of possible investments:

●	Value. We favor stocks that appear inexpensively valued relative to their respective industries and relative to the small-cap growth universe.
●	Quality. We seek companies with high-quality characteristics, which include a high return on capital employed, good earnings quality, and stability of earnings.
●

Cash flows and capital deployment. We prefer companies that generate substantial free cash flow. Such companies have the potential to be self-financing and can continue to invest in periods when borrowing capital is not easy. We particularly like companies that use cash flows wisely in a manner that benefits shareholders—for example, by executing projects with an expected high return. Free cash flows also give companies the ability to buy back their stock, even in down markets, if management determines that is the best use of capital.

PORTFOLIO REVIEW

As shown in the Portfolio Characteristics table above, some of the fund’s fundamental characteristics compared favorably with those of the MSCI index. At the end of June, the projected earnings growth rate of our holdings was a little lower than that of the index, while the fund’s price-to-earnings (P/E) ratio was a little higher. The historical earnings growth rate of our holdings was notably higher than those in the benchmark. Also, the fund’s return on equity (ROE), which measures how effectively and efficiently a company and its management are using stockholder equity, was materially higher than that of the benchmark. This is not surprising, as ROE is one of several important metrics that we consider when ranking current and potential portfolio holdings.

As you can see in the Sector Diversification table below, the fund’s sector allocations as of June 30 were generally similar to those of the index. We may occasionally have small overweights or underweights, but we aim to outperform through stock selection rather than sector bets. In addition, we believe sector neutrality versus the benchmark helps us avoid risks due to large moves in any individual sector.

Another means of controlling risk is broad diversification. We had about 300 holdings at the end of June, and our largest position, as shown in the Twenty-Five Largest Holdings table on page 10, represented 1.0% of the fund’s assets. A third means of controlling risk is managing position sizes. We tend to have larger positions in companies that are proven or stable, such as consumer staples companies. In contrast, we tend to have smaller positions in higher-risk companies.

As you might expect, some of the fund’s largest holdings were also among the largest contributors to its absolute performance. For example, Coherent, a leading manufacturer of specialty laser diodes and equipment, was our top contributor in the last six months. Shares of this information technology company gained as robust flat-panel display revenues and a higher of mix of its excimer laser annealing products, which are used for manufacturing mobile device displays, drove margin expansion. We believe accelerating demand for organic light emitting diode displays within the microelectronics segment and substantial financial accretion derived from the successful integration of a recent acquisition will result in meaningful earnings growth. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Elsewhere in the tech sector, we enjoyed solid performance from software companies Pegasystems and SS&C Technologies Holdings. The former provides software that allows businesses to build, deploy, and maintain enterprise applications. Shares were lifted by the closing of several large deals and a significant shift in mix toward perpetual licensing, resulting in increased recurring revenue. The latter provides software and services to the financial services industry, with a focus on middle- and back-office products for investment firms. Shares appreciated due to higher-than-expected organic revenue growth, bolstered by the fund administration business, despite secular headwinds facing the hedge fund industry. We believe the company has a capable management team that continues to add value through acquisitions and sound integration.

In the consumer discretionary sector, two of the fund’s largest contributors were Domino’s Pizza and Vail Resorts. Domino’s operates and franchises pizza delivery and carryout restaurants throughout the world. Shares appreciated in response to stronger-than-expected domestic same-store sales growth and record net store growth. The rise of digital ordering has created a scale advantage for large pizza chains like Domino’s, resulting in dramatic market share gains. Vail operates some of the most visited ski resorts in North America, primarily located within the western U.S. Shares traded up after the company reported stronger-than-expected revenue, driven by growth in visitation and effective ticket prices. Other positives were a dividend increase and the acquisition of Stowe Mountain Resort in Vermont. Vail possesses significant pricing power given its strong network of ski assets, and the company continues to grow season pass sales.

On the other hand, in the struggling energy sector, one of our worst performers was World Fuel Services, the leading provider of fuel to aviation, military, and marine customers. Shares fell sharply after the company issued a disappointing earnings report. The company’s recent asset acquisitions have driven increases in volume and earnings within the company’s aviation segment—its largest customer industry—but they are offsetting declining volume and earnings in World Fuel’s marine business.

OUTLOOK

While the U.S. economy has been growing and the Federal Reserve has raised short-term rates three times since late 2016, long-term interest rates have declined since peaking in March. While this is a net positive for stocks, it could also be signaling future economic weakness. We feel that unless there is a large increase in earnings above consensus expectations, many stocks in the small-cap universe are fully valued.

Since November 2016, the stock markets have also reacted to expected policy initiatives coming out of Washington, D.C. Two major initiatives—health care reform and tax changes—have not taken off as yet. Various stock market sectors might be affected in different ways by the shape of any health care or tax law changes.

The investment landscape is constantly changing, and volatility levels often wax and wane without warning, but our investment strategy remains the same. While we take macroeconomic events into account in the course of monitoring portfolio risks, having a bottom-up stock selection process and not relying on sector bets versus our benchmark helps us avoid risks due to large moves in any one sector. We continue to favor high-quality stocks of companies that generate good cash flows and are judicious in deploying capital. We believe that such companies will distinguish themselves over time with superior performance relative to lower-quality businesses.

We are grateful for the confidence that our shareholders have in our investment management abilities. Thank you for investing with T. Rowe Price.

Respectfully submitted

Sudhir Nanda
Chairman of the fund’s Investment Advisory Committee

July 20, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Because the fund invests primarily in securities issued by small-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the adviser may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

GLOSSARY

Earnings growth rate – current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI US Small Cap Growth Index: Tracks the performance of domestic small-cap growth stocks as defined by MSCI.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for a company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/17
Toro	1.0%
Vail Resorts	0.9
MarketAxess Holdings	0.9
Coherent	0.9
Berry Global	0.8
Burlington Stores	0.8
Teledyne Technologies	0.8
John Bean Technologies	0.8
XPO Logistics	0.8
Take-Two Interactive Software	0.8
Cognex	0.8
Align Technology	0.7
CBOE Holdings	0.7
Domino's Pizza	0.7
HEICO	0.7
Pool	0.7
Casey's General Stores	0.7
Fair Isaac	0.7
Tyler Technologies	0.7
Blackbaud	0.7
WellCare Health Plans	0.7
Service Corporation International	0.7
Maximus	0.7
Lennox International	0.7
CoreSite Realty	0.7
Total	19.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/17

Best Contributors		Worst Contributors	
Coherent	11¢	Cardtronics	-6¢
Align Technology	10	WPX Energy	-5
Domino's Pizza	8	PDC Energy	-4
MarketAxess Holdings	8	Carrizo Oil & Gas	-4
Take-Two Interactive Software	8	RSP Permian	-4
Vail Resorts	7	AmTrust Financial Services**	-4
Pegasystems	7	SM Energy**	-4
Toro	7	Microsemi	-3
Cognex	6	Depomed	-3
WellCare Health Plans	6	Parsley Energy	-3
Total	78¢	Total	-40¢

12 Months Ended 6/30/17

Best Contributors		Worst Contributors	
Coherent	17¢	Manhattan Associates	-5¢
Domino's Pizza	14	Casey's General Stores	-5
Align Technology	14	SM Energy***	-5
Toro	13	WPX Energy*	-5
Cognex	13	RSP Permian*	-4
Vail Resorts	12	Depomed	-4
Take-Two Interactive Software	11	Carrizo Oil & Gas	-4
WellCare Health Plans	10	G-III Apparel**	-4
Exelixis	10	Novavax**	-4
John Bean Technologies	10	HSN	-3
Total	124¢	Total	-43¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/17	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE						
Beginning of period	$ 28.60	$ 25.70	$ 25.58	$ 24.99	$ 17.44	$ 15.45
Investment activities						
Net investment income (loss)(1)	(0.03)	(0.02)	(0.04)	(0.07)	(0.04)	0.04
Net realized and unrealized gain / loss	3.09	2.93	0.63	1.63	7.74	2.38
Total from investment activities	3.06	2.91	0.59	1.56	7.70	2.42
Distributions						
Net investment income	–	–	–	–	–	(0.03)
Net realized gain	–	(0.01)	(0.47)	(0.97)	(0.15)	(0.40)
Total distributions	–	(0.01)	(0.47)	(0.97)	(0.15)	(0.43)
NET ASSET VALUE						
End of period	**$ 31.66**	**$ 28.60**	**$ 25.70**	**$ 25.58**	**$ 24.99**	**$ 17.44**

Ratios/Supplemental Data

Total return(2)	**10.70%**	**11.31%**	**2.33%**	**6.38%**	**44.19%**	**15.69%**
Ratio of total expenses to average net assets	0.79%(3)	0.81%	0.82%	0.85%	0.82%	0.91%
Ratio of net investment income (loss) to average net assets	(0.19)%(3)	(0.08)%	(0.16)%	(0.26)%	(0.19)%	0.22%
Portfolio turnover rate	5.9%	10.1%	9.5%	16.8%	12.6%	15.4%
Net assets, end of period (in millions)	$ 3,612	$ 2,870	$ 2,117	$ 979	$ 771	$ 396

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 98.9%		
CONSUMER DISCRETIONARY 15.2%		
Auto Components 1.1%		
Cooper-Standard Holdings (1)	137,000	13,819
Gentherm (1)	60,500	2,347
LCI Industries	155,900	15,964
Tenneco	280,400	16,216
		48,346
Distributors 0.7%		
Pool	262,700	30,886
		30,886
Diversified Consumer Services 1.7%		
Capella Education	192,000	16,435
Service Corporation International	904,900	30,269
ServiceMaster Global Holdings (1)	478,100	18,737
Sotheby's (1)	183,971	9,873
		75,314
Hotels, Restaurants & Leisure 5.0%		
Brinker	312,200	11,895
Buffalo Wild Wings (1)	64,400	8,159
Choice Hotels International	127,000	8,160
Churchill Downs	122,480	22,451
Denny's (1)	1,185,985	13,959
Domino's Pizza	146,787	31,050
Hilton Grand Vacations (1)	402,200	14,503
Jack in the Box	197,500	19,454
Marriott Vacations Worldwide	110,400	13,000
Pinnacle Entertainment (1)	724,000	14,306
Six Flags Entertainment	268,200	15,987
The Cheesecake Factory	170,800	8,591
Vail Resorts	206,230	41,830
		223,345

Household Durables 0.5%		
Helen of Troy Limited (1)	244,800	23,036
		23,036
Internet & Direct Marketing Retail 1.1%		
HSN	116,000	3,700
Liberty Expedia Holdings, Class A (1)	299,499	16,179
Liberty TripAdvisor Holdings, Class A (1)	336,200	3,900
Liberty Ventures, Series A (1)	382,699	20,011
Shutterfly (1)	145,200	6,897
		50,687
Leisure Products 0.5%		
Brunswick	340,240	21,343
		21,343
Media 1.7%		
Cable One	38,700	27,512
Gray Television (1)	542,600	7,433
Lions Gate Entertainment, Series B (1)	552,432	14,518
Live Nation Entertainment (1)	680,800	23,726
		73,189
Multiline Retail 0.3%		
Big Lots (2)	256,100	12,370
		12,370
Specialty Retail 1.8%		
Aaron's	105,659	4,110
Burlington Stores (1)	394,500	36,290
Children's Place (2)	62,000	6,331
Monro Muffler Brake	74,230	3,099
Murphy USA (1)	343,600	25,464
Sally Beauty Supply (1)	237,540	4,810
		80,104

Textiles, Apparel & Luxury Goods 0.8%		
Carters	209,900	18,671
Steven Madden (1)	456,800	18,249
		36,920
Total Consumer Discretionary		675,540
CONSUMER STAPLES 3.3%		
Beverages 0.3%		
Boston Beer, Class A (1)(2)	71,800	9,488
Coca-Cola Bottling	25,000	5,722
		15,210
Food & Staples Retailing 0.7%		
Casey's General Stores (2)	286,800	30,719
		30,719
Food Products 1.7%		
Cal-Maine Foods (1)(2)	174,800	6,922
J & J Snack Foods	185,681	24,523
John B Sanfilippo & Son	132,500	8,362
Post Holdings (1)	276,090	21,439
TreeHouse Foods (1)(2)	194,701	15,905
		77,151
Household Products 0.4%		
Spectrum Brands Holdings (2)	133,700	16,718
		16,718
Personal Products 0.2%		
Nu Skin Enterprises, Class A	129,400	8,131
		8,131
Total Consumer Staples		147,929

ENERGY 3.0%

Energy Equipment & Services 0.5%

Core Laboratories (2)	24,000	2,431
Dril-Quip (1)	133,800	6,530
Oceaneering International	247,600	5,655
Oil States International (1)	226,900	6,160
		20,776

Oil, Gas & Consumable Fuels 2.5%

Carrizo Oil & Gas (1)(2)	239,400	4,170
Diamondback Energy (1)	186,900	16,599
Matador Resources (1)(2)	753,900	16,111
Parsley Energy, Class A (1)	527,000	14,624
PDC Energy (1)	175,350	7,559
Rice Energy (1)	321,200	8,554
RSP Permian (1)	544,500	17,571
World Fuel Services	358,500	13,784
WPX Energy (1)	1,241,200	11,990
		110,962
Total Energy		131,738

FINANCIALS 6.1%

Banks 1.8%

Ameris Bancorp	219,300	10,570
Centerstate Banks	691,700	17,196
First Bancorp North Carolina	192,731	6,025
Hilltop Holdings	371,000	9,724
Signature Bank (1)	121,100	17,381
SVB Financial Group (1)	125,820	22,118
		83,014

Capital Markets 2.9%

CBOE Holdings	351,200	32,100

E*TRADE Financial (1)	347,527	13,216
FactSet Research Systems	82,500	13,710
Financial Engines (2)	181,800	6,654
MarketAxess Holdings	197,800	39,777
MSCI	223,048	22,972
		128,429
Consumer Finance 0.5%		
PRA Group (1)(2)	284,500	10,783
SLM Corporation (1)	876,100	10,075
		20,858
Insurance 0.4%		
Heritage Insurance Holdings	176,200	2,294
Primerica	187,800	14,226
		16,520
Thrifts & Mortgage Finance 0.5%		
MGIC Investment (1)	1,011,100	11,324
Radian	607,600	9,934
		21,258
Total Financials		270,079
HEALTH CARE 21.7%		
Biotechnology 6.3%		
ACADIA Pharmaceuticals (1)(2)	258,900	7,221
Acceleron Pharma (1)	76,800	2,334
Acorda Therapeutics (1)	114,400	2,254
Agios Pharmaceuticals (1)(2)	112,100	5,768
Alkermes (1)	82,600	4,788
Alnylam Pharmaceuticals (1)	76,500	6,102
AMAG Pharmaceuticals (1)	121,300	2,232
Bellicum Pharmaceuticals (1)(2)	96,000	1,121
BioMarin Pharmaceutical (1)	46,200	4,196
Bioverativ (1)	454,500	27,347

Bluebird Bio (1)	141,800	14,896
Blueprint Medicines (1)	151,251	7,664
Clovis Oncology (1)	116,000	10,861
Dyax (1)(3)	247,200	606
Exelixis (1)	668,300	16,460
Incyte (1)	110,288	13,886
Insmed (1)	326,200	5,598
Insys Therapeutics (1)(2)	94,900	1,200
Ionis Pharmaceuticals (1)	137,500	6,995
Ironwood Pharmaceuticals (1)(2)	486,300	9,181
Kite Pharma (1)	150,400	15,592
Ligand Pharmaceuticals (1)(2)	133,500	16,207
Neurocrine Biosciences (1)(2)	352,500	16,215
Prothena (1)(2)	126,800	6,862
Radius Health (1)(2)	129,600	5,862
Repligen (1)	260,200	10,783
SAGE Therapeutics (1)(2)	108,800	8,665
Seattle Genetics (1)	143,800	7,440
Spark Therapeutics (1)(2)	98,400	5,878
TESARO (1)(2)	145,400	20,336
Ultragenyx Pharmaceutical (1)(2)	129,400	8,037
United Therapeutics (1)	53,700	6,966
		279,553
Health Care Equipment & Supplies 5.9%		
Abaxis	108,200	5,737
Align Technology (1)	218,400	32,786
Cantel Medical	227,000	17,686
Cooper Companies	71,850	17,202
Dexcom (1)(2)	192,400	14,074
Glaukos (1)(2)	150,500	6,241
Halyard Health (1)	182,400	7,165
ICU Medical (1)	148,800	25,668
IDEXX Laboratories (1)	127,400	20,565
Inogen (1)	214,300	20,448

Masimo (1)	287,800	26,242
Natus Medical (1)	283,500	10,575
NuVasive (1)	251,500	19,345
Penumbra (1)(2)	116,700	10,240
West Pharmaceutical Services	275,600	26,050
		260,024
Health Care Providers & Services 2.9%		
BioTelemetry (1)	180,700	6,045
Centene (1)	314,951	25,158
Chemed	100,900	20,637
CorVel (1)	134,466	6,380
HealthSouth	228,600	11,064
MEDNAX (1)	90,900	5,488
Molina Healthcare (1)	157,500	10,896
U.S. Physical Therapy	218,000	13,167
WellCare Health Plans (1)	168,900	30,328
		129,163
Health Care Technology 0.8%		
Omnicell (1)	347,200	14,964
Veeva Systems, Class A (1)	330,100	20,239
		35,203
Life Sciences Tools & Services 3.1%		
Bio-Rad Laboratories, Class A (1)	79,500	17,992
Bruker	291,800	8,416
Cambrex (1)	322,100	19,245
Charles River Laboratories International (1)	215,700	21,818
INC Research Holdings, Class A (1)	320,000	18,720
Parexel International (1)	211,900	18,416
PRA Health Sciences (1)	226,800	17,012
VWR (1)	505,000	16,670
		138,289

Air Freight & Logistics 0.8%		
XPO Logistics (1)	527,500	34,092
		34,092
Airlines 0.4%		
Allegiant Travel	18,300	2,482
Hawaiian Airlines (1)	98,300	4,615
Spirit Airlines (1)	203,500	10,511
		17,608
Building Products 1.3%		
AAON	308,900	11,383
Lennox International (2)	160,400	29,456
Patrick Industries (1)	252,800	18,416
		59,255
Commercial Services & Supplies 1.6%		
Casella Waste Systems, Class A (1)	424,200	6,961
Clean Harbors (1)	101,400	5,661
Healthcare Services	350,300	16,405
Rollins	609,925	24,830
US Ecology	262,900	13,276
West	131,300	3,062
		70,195
Construction & Engineering 0.1%		
Valmont Industries	42,400	6,343
		6,343
Electrical Equipment 0.4%		
AZZ	212,300	11,846
Generac Holdings (1)	155,100	5,604
		17,450
Machinery 5.4%		
Chart Industries (1)	150,100	5,213

Douglas Dynamics	113,700	3,741
Graco	208,170	22,749
IDEX	101,400	11,459
John Bean Technologies	356,500	34,937
Lincoln Electric Holdings	103,100	9,494
Lydall (1)	359,500	18,586
Middleby (1)	171,300	20,815
Nordson	195,400	23,706
Standex International	70,900	6,431
Toro	635,000	43,999
Wabtec (2)	134,720	12,327
Welbilt (1)(2)	418,900	7,896
Woodward	264,330	17,863
		239,216
Marine 0.3%		
Kirby (1)(2)	84,700	5,662
Matson	224,100	6,732
		12,394
Professional Services 1.2%		
Dun & Bradstreet	123,500	13,357
Exponent	270,608	15,776
Huron Consulting Group (1)	151,417	6,541
TransUnion (1)	450,000	19,490
		55,164
Road & Rail 0.8%		
Landstar System	169,600	14,518
Old Dominion Freight Line	228,100	21,724
		36,242
Trading Companies & Distributors 1.0%		
Beacon Roofing Supply (1)	224,100	10,981
Univar (1)	583,700	17,044

Watsco	94,500	14,572
		42,597
Total Industrials & Business Services		757,081

INFORMATION TECHNOLOGY 23.1%

Communications Equipment 1.1%

ARRIS International (1)	637,500	17,863
Echostar, Class A (1)	162,600	9,870
NetScout Systems (1)	204,400	7,031
Plantronics	254,400	13,307
		48,071

Electronic Equipment, Instruments & Components 2.2%

Anixter International (1)	106,600	8,336
Cognex	396,700	33,680
Coherent (1)	169,630	38,165
Novanta (1)	185,100	6,664
OSI Systems (1)	135,800	10,205
		97,050

Internet Software & Services 2.4%

CommerceHub, Series A (1)	39,490	688
CommerceHub, Series C (1)	81,580	1,423
CoStar Group (1)	53,840	14,192
Envestnet (1)	223,300	8,843
j2 Global (2)	174,840	14,877
LogMeIn	132,100	13,804
MercadoLibre	53,500	13,422
Stamps.com (1)(2)	134,230	20,789
WebMD Health (1)	304,012	17,830
		105,868

IT Services 5.5%

Blackhawk Network Holdings (1)	264,800	11,545
Booz Allen Hamilton	574,100	18,681

Broadridge Financial Solutions	312,500	23,613
Cardtronics (1)	405,144	13,313
CoreLogic (1)	508,500	22,059
CSRA	589,743	18,724
DST Systems	353,400	21,805
Euronet Worldwide (1)	268,300	23,441
Gartner (1)	162,100	20,021
Jack Henry & Associates	132,300	13,742
Maximus	477,900	29,931
Travelport Worldwide	559,500	7,699
WEX (1)	203,520	21,221
		245,795
Semiconductors & Semiconductor Equipment 3.6%		
Advanced Energy Industries (1)	204,000	13,197
Cabot Microelectronics	93,800	6,925
Cavium (1)	254,600	15,818
Cirrus Logic (1)	404,130	25,347
Integrated Device Technology (1)	705,100	18,185
MaxLinear (1)	814,400	22,714
Microsemi (1)	566,221	26,499
Nanometrics (1)	159,800	4,041
Synaptics (1)(2)	208,300	10,771
Versum Materials	490,800	15,951
		159,448
Software 7.8%		
ACI Worldwide (1)	487,000	10,894
Aspen Technology (1)	363,900	20,109
Blackbaud	354,000	30,355
Commvault Systems (1)	241,500	13,633
Computer Modelling (CAD)	248,600	1,951
Descartes Systems (1)	400,700	9,757
Ellie Mae (1)	155,700	17,113
Fair Isaac	220,300	30,712

Fortinet (1)	320,800	12,011
Manhattan Associates (1)	419,700	20,171
Monotype Imaging Holdings	81,915	1,499
Pegasystems	409,900	23,918
Proofpoint (1)(2)	212,800	18,477
PTC (1)	437,550	24,118
SS&C Technologies Holdings	683,900	26,269
Take-Two Interactive Software (1)	462,400	33,931
Tyler Technologies (1)	173,700	30,514
Ultimate Software Group (1)(2)	99,000	20,796
		346,228
Technology Hardware, Storage & Peripherals 0.5%		
Cray (1)	206,000	3,791
NCR (1)	512,300	20,922
		24,713
Total Information Technology		1,027,173
MATERIALS 4.6%		
Chemicals 3.1%		
AdvanSix (1)	284,500	8,888
Chase	120,800	12,889
GCP Applied Technologies (1)	629,800	19,209
Ingevity (1)	209,300	12,014
Innospec	181,900	11,924
Minerals Technologies	199,200	14,581
NewMarket	38,700	17,821
PolyOne	433,900	16,809
Scotts Miracle Gro	101,000	9,035
Stepan	101,938	8,883
W. R. Grace	58,500	4,213
		136,266

Real Estate Management & Development 0.2%		
Kennedy-Wilson Holdings	421,200	8,024
		8,024
Total Real Estate		200,011
UTILITIES 0.4%		
Independent Power & Renewable Electricity Producers 0.4%		
Ormat Technologies	273,000	16,020
Total Utilities		16,020
Total Common Stocks (Cost $3,454,769)		4,395,628
SHORT-TERM INVESTMENTS 0.9%		
Money Market Funds 0.9%		
T. Rowe Price Government Reserve Fund, 0.99% (4)(5)	41,061,055	41,061
Total Short-Term Investments (Cost $41,061)		41,061
SECURITIES LENDING COLLATERAL 5.6%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 5.6%		
Short-Term Funds 5.6%		
T. Rowe Price Short-Term Fund, 1.07% (4)(5)	24,922,711	249,227
Total Investments through Securities Lending Program with State Street Bank and Trust Company		249,227
Total Securities Lending Collateral (Cost $249,227)		249,227
Total Investments in Securities 105.4% of Net Assets (Cost $3,745,057)		**$ 4,685,916**

‡ Shares are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/17
Investment Income (Loss)		
Income		
Dividend		$ 11,272
Securities lending		587
Total income		11,859
Expenses		
Investment management		12,427
Shareholder servicing		
Investor Class	$ 2,123	
Advisor Class	9	
I Class	7	2,139
Rule 12b-1 fees		
Advisor Class		13
Prospectus and shareholder reports		
Investor Class	112	
I Class	5	117
Custody and accounting		109
Registration		208
Legal and audit		14
Directors		6
Miscellaneous		12
Total expenses		15,045
Net investment loss		(3,186)
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		(9,021)
Foreign currency transactions		(1)
Net realized loss		(9,022)
Change in net unrealized gain / loss		
Securities		397,776
Other assets and liabilities denominated in foreign currencies		1
Change in net unrealized gain / loss		397,777
Net realized and unrealized gain / loss		388,755
INCREASE IN NET ASSETS FROM OPERATIONS		$ 385,569

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/17	Year Ended 12/31/16
Increase (Decrease) in Net Assets		
Operations		
Net investment loss	$ (3,186)	$ (1,757)
Net realized gain (loss)	(9,022)	1,663
Change in net unrealized gain / loss	397,777	318,589
Increase in net assets from operations	385,569	318,495
Distributions to shareholders		
Net realized gain		
Investor Class	–	(698)
Advisor Class	–	(2)
I Class	–	(95)
Decrease in net assets from distributions	–	(795)
Capital share transactions*		
Shares sold		
Investor Class	789,336	1,269,210
Advisor Class	2,931	8,932
I Class	403,411	413,978
Distributions reinvested		
Investor Class	–	635
Advisor Class	–	2
I Class	–	92
Shares redeemed		
Investor Class	(373,359)	(811,253)
Advisor Class	(1,115)	(856)
I Class	(54,912)	(22,869)
Redemption fees received	118	228
Increase in net assets from capital share transactions	766,410	858,099
Net Assets		
Increase during period	1,151,979	1,175,799
Beginning of period	3,292,841	2,117,042
End of period	**$ 4,444,820**	**$ 3,292,841**
Undistributed (accumulated) net investment income (loss)	(3,186)	–

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Quantitative Management Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The QM U.S. Small-Cap Growth Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies. The fund has three classes of shares: the QM U.S. Small-Cap Growth Equity Fund (Investor Class), the QM U.S. Small-Cap Growth Equity Fund–Advisor Class (Advisor Class), and the QM U.S. Small-Cap Growth Equity Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $5,000 for the six months ended June 30, 2017.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2017.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2017. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2017, totaled $0 for the six months ended June 30, 2017. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months ended June 30, 2017, transfers into Level 3 resulted from a lack of observable market data for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2017, the value of loaned securities was $248,481,000; the value of cash collateral and related investments was $253,583,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $965,258,000 and $227,274,000, respectively, for the six months ended June 30, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2016, the fund had $71,000 of available capital loss carryforwards.

At June 30, 2017, the cost of investments for federal income tax purposes was $3,746,271,000. Net unrealized gain aggregated $939,646,000 at period-end, of which $1,045,784,000 related to appreciated investments and $106,138,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2017, the effective annual group fee rate was 0.29%.

The Advisor Class is subject to a contractual expense limitation through April 30, 2019. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.10%. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended June 30, 2017, the I Class operated below its expense limitation.

Pursuant to these agreements, less than $1,000 of expenses were waived/paid by Price Associates during the six months ended June 30, 2017 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended June 30, 2017, expenses incurred pursuant to these service agreements were $41,000 for Price Associates; $402,000 for T. Rowe Price Services, Inc.; and $41,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

As of June 30, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 9,653 shares of the Advisor Class, representing 3% of the Advisor Class’s net assets and 10,267 shares of the I Class, representing less than 1% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2017, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of June 30, 2017.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to expense limitations agreed to by the Advisor with respect to the fund’s Advisor Class and I Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe), and the fund’s total expenses ranked in the first quintile (Investor Class Expense Group and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Quantitative Management Funds, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 21, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 21, 2017